INVESTOR PRESENTAT ION F e b r u a r y 2 0 1 8

This presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this presentation. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by domestic or international economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that our results of operations in the future will continue to be adversely affected by our exit from the wholesale residential mortgage lending business and the risk that our commercial banking business will not generate the additional revenues needed to fully offset the decline in our mortgage banking revenues within the next two to three years; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities. Additional information regarding these and other risks and uncertainties to which our business is subject are contained in our Annual Report on Form 10-K for the year ended December 31, 2016 which is on file with the SEC as well as subsequent Quarterly Reports on Form 10-Q that we file with the SEC. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. FORWARD LOOKING STATEMENTS 2

CORPORATE OVERVIEW _________________________________ PACIFIC MERCANTILE BANK IS A FULL SERVICE BUSINESS BANK SERVING SOUTHERN CALIFORNIA  Bank founded in 1999  $1.3 billion in total assets  7 locations in Southern California  Focused on serving small- and middle-market businesses  32% owned by Carpenter Community BancFund CORPORATE HEADQUARTERS COSTA MESA, CALIFORNIA 3

OFFICE LOCATIONS _________________________________ NEWPORT BEACH CENTURY CITY IRVINE SPECTRUM COSTA MESA LA HABRA ONTARIO SAN DIEGO 4

MARKET POSITIONING _________________________________ “We Help Companies Succeed” Differentiating Strategy to Target Business Clients 5 Small- to Medium- Sized Businesses • Need for financial guidance • Limited internal financial sophistication • Limited outside advisory support Horizon Analytics • Financial analysis • Business planning • Modeling and forecasting • Balance sheet management Service/Products • Customized Commercial Loans • Asset Based Lending • Owner Occupied RE • Treasury Management • Value driven pricing Approximately 70% of new relationships being brought into the Bank are C&I operating companies

IMPROVING PROFITABILITY _________________________________ 6 $0.3 $1.8 $2.5 $3.7 $2.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 4Q16 1Q17 2Q17 3Q17 4Q17 Net Income ($ in millions) Catalysts driving improved profitability in 2017  Higher average loan balances  Expanding net interest margin  Higher non-interest income  Stable expense levels  Improving credit quality

LOAN PORTFOLIO FOCUS ON RELATIONSHIP LENDING _________________________________ CRE: all other, 21.4% CRE: owner- occupied, 20.1%Commercial, 37.1% Multifamily, 10.7% SFR, 2.3% Other 8.4% $ 1.06 Billion as of December 31, 2017 7 CRE: all other, 20.6% CRE: owner- occupied, 22.7% Commercial, 23.4% Multifamily, 14.4% SFR, 11.9% Other, 7.0% $ 731 Million as of December 31, 2012 46.1% Relationship Loans 57.2% Relationship Loans

LOAN PRODUCTION TRENDS _________________________________ 8 $167.0 $65.4 $122.4 $70.6 $60.1 58.1% 58.5% 59.3% 59.4% 63.2% 40% 45% 50% 55% 60% 65% 70% 75% 80% $0.0 $50.0 $100.0 $150.0 $200.0 4Q16 1Q17 2Q17 3Q17 4Q17 New Loan Commitments ($ in millions)  Branch repositioning strategy has put more of the staff in business development roles  Better sales execution and leveraging the competitive advantages of Horizon Analytics  Elevated payoffs and paydowns impacting total loan growth C&I Line Utilization $947 $951 $1,042 $1,040 $1,064 $900 $950 $1,000 $1,050 $1,100 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17 Total Loans Outstanding ($ in millions) 12.5% Loan Growth in 2017

ASSET QUALITY _________________________________ 9 $53.9 $37.1 $31.6 $19.1 $12.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17 Classified Assets ($ in millions)  Complete overhaul of credit administration in the first half of 2016  New CCO implemented improved loan monitoring and underwriting standards  Comprehensive credit review resulted in significant credit downgrades in 3Q16  Substantial reduction in problem assets throughout 2017 $24.9 $25.7 $22.4 $10.3 $6.4 $0 $5 $10 $15 $20 $25 $30 12/31/16 3/31/17 6/30/17 9/30/17 12/31/17 Total Non-Performing Loans ($ in millions)

DEPOSIT COMPOSITION FOCUSED ON CORE DEPOSITS _________________________________ $1.14 Billion as of December 31, 2017 Non-interest bearing 30% Interest checking 8% Savings/Money Market 31% Certificates of Deposit 31% Core Deposits as a Percentage of Total Deposits 10 43.1% 51.5% 60.6% 68.6% 74.2% 68.3% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17

WELL POSITIONED FOR HIGHER INTEREST RATES _________________________________ 11 $2.9 $5.8 $8.7 $11.7 $3.3 $6.7 $10.2 $13.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 Base +100 bps +200 bps +300 bps +400 bps Earnings Sensitivity: Change in NII Year 1 Year 2 ($ in millions)  Fed looking to raise rates by 50-100 basis points in 2018  Conservative asset sensitive position reflects loan portfolio consisting of short duration C&I and RE loans  High proportion of DDA and core deposit funding

WELL POSITIONED FOR HIGHER INTEREST RATES _________________________________ 12 Balance Sheet Highlights ($ in 000s) Yield/Cost Duration 12/31/17 12/31/16 12/31/17 12/31/16 12/31/17 12/31/16 Total Investments $236,775 $177,375 1.51% 0.49% 0.5 0.9 Net Loans $1,064,962 $935,158 4.92% 4.42% 2.0 1.7 Total Earning Assets $1,301,737 $1,112,533 4.30% 3.79% 1.8 1.6 Non Maturity Deposits $783,892 $746,786 0.48% 0.33% 4.5 4.5 Time Deposits $361,702 $258,261 1.50% 1.06% 0.9 0.6 Total Deposits $1,145,594 $1,005,047 0.80% 0.52% 3.4 3.5

Improving Operating Leverage _________________________________ 13 97.5% 94.7% 78.5% 60% 70% 80% 90% 100% 2015 2016 2017 Efficiency Ratio Full Year 2017 Results  Revenue up 25.1%  Non-interest expense up 3.7%

STRONG CAPITAL POSITION _________________________________ 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% COMMON EQUITY TIER 1 CAPITAL RATIO TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO 9.8% 11.2% 12.4% 6.5% 8.0% 10.0% PMBC WELL-CAPITALIZED REQUIREMENT 14 As of December 31, 2017

OUTLOOK _________________________________ Continued strong commercial loan growth  Runoff from non-core loan portfolios will impact total loan growth Enhancing focus on core deposit gathering  Targeting improvement in deposit mix and reduced cost of funds Increasing net interest margin  Well positioned to benefit from rising interest rates Higher non-interest income  New business clients using more treasury management products Modest expense growth  Continued improvement in efficiency ratio Stable credit quality with manageable credit costs Leading to steady increase in profitability 15

I n v e s t o r R e l a t i o n s : C u r t C h r i s t i a n s s e n ( 7 1 4 ) 4 3 8 - 2 5 3 1 C u r t . c h r i s t i a n s s e n @ p m b a n k . c o m 16